Exhibit 99.1

Bioventus and Misonix Stockholders Approve the Acquisition of Misonix by Bioventus

DURHAM, NC and FARMINGDALE, NY – October 26, 2021 – Bioventus Inc. (Nasdaq: BVS) (“Bioventus” or the “Company”), a global leader in innovations for active healing, and Misonix, Inc. (Nasdaq: MSON) (“Misonix”), a provider of minimally invasive therapeutic ultrasonic technologies and regenerative medicine that enhance clinical outcomes, today announced that the stockholders of Bioventus approved the issuance of shares of Bioventus class A common stock to the stockholders of Misonix in connection with the previously announced Agreement and Plan of Merger, dated July 29, 2021, by and among Bioventus, Misonix and other parties thereto, pursuant to which Misonix will be acquired by, and become a wholly-owned subsidiary of, Bioventus (the “Merger Agreement”) and the stockholders of Misonix have approved the proposal to adopt the Merger Agreement.

Detailed information regarding the voting results was made available by Bioventus and Misonix in a Form 8-K filed with the US Securities and Exchange Commission (“SEC”) on October 26, 2021, respectively.

“We are pleased by the outcome of today’s vote and thank our stockholders for supporting the acquisition,” said Ken Reali, Chief Executive Officer, Bioventus. “This combination with Misonix creates significant value and provides a broader global portfolio of pain treatments, restorative therapies and surgical solutions for patients.”

“We are excited about our progress in completing the transaction and look forward to closing and subsequent integration plans with Bioventus,” said Stavros Vizirgianakis, Chief Executive Officer of Misonix.

Under the terms and subject to the conditions set forth in the Merger Agreement, Misonix stockholders will receive either (i) 1.6839 shares of Bioventus class A common stock or (ii) $28.00 in cash, without interest, for each share of Misonix common stock they hold, subject to proration based on an aggregate maximum cash amount payable by Bioventus equal to $10.50 per share of Misonix common stock outstanding shortly prior to the completion of the transaction.

The aggregate share consideration to Misonix stockholders is expected to represent approximately 25% of the combined company on a fully-diluted basis. The aggregate per-share value for Misonix represents approximately a 25% premium to Misonix’s 30-day VWAP as of July 27, 2021, two trading days prior to the entry by Bioventus and Misonix into the Merger Agreement. Subject to the satisfaction of customary closing conditions, the acquisition is expected to close on or around October 29, 2021.

About Bioventus

Bioventus delivers clinically proven, cost-effective products that help people heal quickly and safely. Its mission is to make a difference by helping patients resume and enjoy active lives. The Innovations for Active Healing from Bioventus include offerings for pain treatment & joint preservation, restorative therapies and bone graft substitutes. Built on a commitment to high quality standards, evidence-based medicine and strong ethical behavior, Bioventus is a trusted partner for physicians worldwide. For more information, visit www.bioventus.com and follow the Company on LinkedIn and Twitter. Bioventus and the Bioventus logo are registered trademarks of Bioventus LLC.

About Misonix

Misonix, Inc. (Nasdaq: MSON) is a provider of minimally invasive therapeutic ultrasonic medical devices and regenerative tissue products. Its surgical team markets and sells BoneScalpel and SonaStar, which facilitate precise bone sculpting and removal of soft and hard tumors and tissue, primarily in the areas of neurosurgery, orthopedic, plastic and maxillo-facial surgery. Misonix’ wound team markets and sells TheraSkin, Therion, TheraGenesis and SonicOne to debride, treat and heal chronic and traumatic wounds in inpatient, outpatient and physician office sites of service. At Misonix, Better Matters! That is why throughout Misonix’ history, Misonix has maintained its commitment to medical technology innovation and the development of products that radically improve outcomes for patients. Additional information is available on the Misonix’ web site at www.misonix.com.

Forward-Looking Statements

Certain statements contained in this press release may be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the benefits to Bioventus of the Misonix acquisition, the expected closing of the acquisition and integration plans. These forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “believes,” “plans,” “anticipates,” “projects,” “estimates,” “expects,” “intends,” “strategy,” “future,” “opportunity,” “may,” “will,” “should,” “could,” “potential,” or similar expressions. Statements that are not historical facts are forward-looking statements. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties. Forward-looking statements speak only as of the date they are made, and Misonix undertakes no obligation to update any of them publicly in light of new information or future events. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: (1) conditions to the closing of the transaction may not be satisfied; (2) the transaction may involve unexpected costs, liabilities or delays; (3) the respective businesses of Bioventus and Misonix may suffer as a result of uncertainty surrounding the transaction; (4) the outcome of any legal proceedings related to the transaction; (5) Bioventus and Misonix may be adversely affected by other economic, business, and/or competitive factors; (6) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; (7) the effect of the announcement of the transaction on the ability of Bioventus or Misonix to retain and hire key personnel and maintain relationships with customers, suppliers and others with whom Bioventus or Misonix does business, or on Bioventus’ or Misonix’s operating results and business generally; and (8) other risks to consummation of the transaction, including the risk that the transaction will not be consummated within the expected time period or at all. Additional factors that may affect the future results of Bioventus and Misonix are set forth in their respective filings with the SEC, including Bioventus’ most recent Form S-4 and definitive proxy statement filed with Rule 424(b)(3) prospectus, Misonix’s most recent definitive proxy statement, each of Bioventus’ and Misonix’s most recently filed Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings with the SEC, which are available on the SEC’s website at www.sec.gov, specifically under the heading “Risk Factors.” The risks and uncertainties described above and in Bioventus’ most recent Quarterly Report on Form 10-Q and Misonix’s most recent Quarterly Report on Form 10-Q are not exclusive and further information concerning Bioventus and Misonix and their respective businesses, including factors that potentially could materially affect their respective businesses, financial condition or operating results, may emerge from time to time. Readers are urged to consider these factors carefully in evaluating these forward-looking statements, and not to place undue reliance on any forward-looking statements. Readers should also carefully review the risk factors described in other documents that Bioventus and Misonix file from time to time with the SEC. The forward-looking statements in these materials speak only as of the date of these materials. Except as required by law, Bioventus and Misonix assume no obligation to update or revise these forward-looking statements for any reason, even if new information becomes available in the future.

Bioventus Media Contact:

Thomas Hill

Bioventus

919-474-6715

thomas.hill@bioventus.com

Bioventus Investor Inquiries:

Dave Crawford

Bioventus

919-474-6787

dave.crawford@bioventus.com

Misonix Contacts:

Joe Dwyer

Chief Financial Officer

Misonix, Inc.

631-927-9113